UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2004

GLOBAL IMAGING SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24373	59-3247752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3820 Northdale Blvd., Suite 200A, Tampa, FL 33624

(Address of principal executive offices - zip code)

(813) 960-5508

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

On May 11, 2004, we announced our financial results for the quarter and year ended March 31, 2004. A copy of our press release announcing these results is furnished as Exhibit 99.1 to this Form 8-K.

We hereby incorporate by reference the following portions of our press release:

•	the first part of the section captioned “Global Imaging Systems, Inc. Consolidated Statements of Operations,” up to and including note (a) regarding the calculation of diluted earnings per common share, but not including the reconciliation information following such note;

•	the section captioned “Global Imaging Systems, Inc. Condensed Consolidated Balance Sheets”; and

•	the section captioned “Global Imaging Systems, Inc. Consolidated Statements of Cash Flows.”

Except for the portions of our press release appearing under these captions, no other portion of our press release announcing our financial results is incorporated by reference herein.

Item 12. Results of Operations and Financial Condition.

On May 11, 2004, we issued a press release announcing our financial results for the quarter and year ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 hereto.

Except as otherwise specified in Item 5 hereof, the information set forth in this Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2004	GLOBAL IMAGING SYSTEMS, INC.

	By:	/s/ Raymond Schilling
Raymond Schilling
Senior Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	Press Release of Global Imaging Systems, Inc. dated May 11, 2004.